EXECUTION COPY

                              TRI FUNDING III, INC.
                     RECEIVABLES-BACKED NOTES, SERIES 1999-1
                       $26,000,000 6.695% CLASS A-1 NOTES
                       $22,500,000 7.230% CLASS A-2 NOTES
                       $55,904,000 7.560% CLASS A-3 NOTES
                        $18,249,000 7.460% CLASS B NOTES
                        $19,947,000 7.685% CLASS C NOTES
                        $17,400,000 8.590% CLASS D NOTES

                               PURCHASE AGREEMENT

                                 August 18, 1999

Prudential Securities Incorporated
  as the Initial Purchaser
One New York Plaza
New York, New York  10292

Ladies and Gentlemen:

                  Section 1. Notes. TRI Funding III, Inc. (the "Issuer"), a wholly owned special purpose subsidiary of Trendwest Resorts, Inc. ("TWRI"), proposes to issue Receivables-Backed Notes, Series 1999-1, Class A-1, Class A-2, Class A-3, Class B, Class C and Class D (collectively, the "Notes"). The Notes will be issued pursuant to an indenture, dated as of August 1, 1999 (the "Indenture"), by and among the Issuer, TWRI, as servicer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Notes will be principally secured by, among other things, specific payments ("Receivables") required to be made under certain consumer retail installment sale contracts ("Contracts") sold to the Issuer by TWRI, TW Holdings, Inc. ("TWHI"), TW Holdings II, Inc. ("TWHII"), TRI Funding Company I, L.L.C., ("TRIFI") and TRI Funding II, Inc. ("TRIFII" and together with TWRI, TWHI, TWHII and TRIFI, the "Sellers") pursuant to a receivables purchase agreement, dated as of August 1, 1999 (the "Receivables Purchase Agreement"), by and among the Sellers and the Issuer (collectively, the "Trendwest Entities"). The Notes are to be in such form and bear interest and be payable on such terms as prescribed in the Indenture. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Indenture.

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

                  Section  2.  Purchase  of  Notes.  Subject  to the  terms  and
conditions  and  in  reliance  upon  the   representations  and  warranties  and
agreements set forth herein, (A) the Issuer agrees to sell all of the Notes to Prudential Securities Incorporated (the "Initial Purchaser") as hereinafter provided, and (B) the Initial Purchaser agrees to purchase the Notes, on the Closing Date (as defined in Section 3 below) such Notes at the purchase prices listed on Exhibit A attached hereto. At the time of the delivery of the Notes to the Initial Purchaser, the Initial Purchaser shall make such payment to the Issuer of such purchase price (i) by wire transfer in immediately available funds to such account as the Issuer shall designate at least one Business Day prior to the Closing Date, or (ii) in such other manner as agreed upon by the Issuer and the Initial Purchaser.

                  Section 3. Delivery. The closing of the transactions contemplated herein will be held at 10:00 am, New York time, at the offices of Chapman and Cutler, Chicago, Illinois, on or about August 25, 1999 (the "Closing Date"). Delivery of the Notes shall be made in the form of one or more global certificates delivered to The Depository Trust Company on the Closing Date and shall be registered in the name of Cede & Co. The Notes will be available for examination at least one Business Day prior to the Closing Date.

                  Section 4. Representations and Warranties of the Trendwest Entities. Each of the Issuer, and, as indicated in sub-sections (ii), (iii),
(v), (vi), (x) and (xii) below, Trendwest represent and warrant, to the Initial Purchaser, as of the Closing Date, that:

                          (i) The Offering Memorandum dated August 23, 1999 (the "Memorandum") does not and will not, and any amendments thereof or supplement thereof and any additional information and documents concerning the Notes delivered by or on behalf of the Issuer to prospective purchasers of the Notes (collectively, such information and documents, the "Additional Offering Documents"), each as of their respective dates, and any oral statements made by the Issuer to any prospective purchaser of the Notes did not or will not, each as of its issue date or date on which such statement was made and as of the Closing Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in

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

light of the circumstances under which they were made, not misleading.

                         (ii) Each Trendwest Entity is a corporation or a limited liability company duly organized, validly existing and in good standing under the laws of its state of incorporation or formation, has all power and authority necessary to own or hold its properties and conduct its business in which it is engaged as described and as contemplated in the Memorandum and has all licenses necessary to carry on its business as it is now being conducted and is licensed and qualified in each jurisdiction in which the conduct of its business requires such licensing or qualification (except where the lack of licensing or qualification would not and does not materially and adversely affect the business, operations, property or financial obligations of such Trendwest Entity, the ability of such Trendwest Entity to perform its obligations under this Agreement and the other Agreements, or the validity or enforceability of this Agreement or any of the other Agreements (a "Material Adverse Effect")).

                        (iii) The Indenture, the Receivables Purchase Agreement, the servicing agreement, dated as of August 1, 1999 (the "Servicing Agreement"), by and among TWRI, as servicer, the Issuer and the Trustee, and this Agreement (collectively, the "Agreements") have each been duly authorized, executed and delivered by each Trendwest Entity, to the extent each is a party thereto, and, assuming due authorization, execution and delivery thereof by the other parties thereto, constitute valid and legally binding obligations of such Trendwest Entity enforceable against such Trendwest Entity in accordance with their respective terms to the extent each is a party thereto, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

                         (iv) When executed, authenticated and delivered by the Issuer and the Trustee in accordance with the Indenture and paid for by the purchasers thereof, the Notes will have been duly executed, authenticated, issued and delivered and will be entitled to the benefits of the Indenture.

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

                          (v) There are no legal or governmental proceedings pending to which any Trendwest Entity is a party, or of which any property or assets of any Trendwest Entity is the subject, which, if determined adversely to such Trendwest Entity, as the case may be would individually or in the aggregate have a material adverse effect on the financial position, stockholders' or members' equity or results of operations of such Trendwest Entity as the case may be or on the performance by such Trendwest Entity of its obligations hereunder or as contemplated under each Agreement to which it is a party; and, to the best knowledge of the Issuer or Trendwest, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                         (vi) The execution and delivery of the Notes by the Issuer, the execution, delivery and performance of the Agreements by each Trendwest Entity to the extent each is a party thereto and the consummation by each Trendwest Entity of the transactions contemplated herein and in all documents relating to the Notes will not result in any breach or violation of, or constitute a default under, any agreement or instrument to which such Trendwest Entity is a party or to which any of its properties or assets are subject, except for such of the foregoing as to which relevant waivers or amendments have been obtained and are in full force and effect, nor will any such action result in a violation of the Certificate of Incorporation, By-Laws, Certificate of Formation or Limited Liability Company Agreement, as applicable, of such Trendwest Entity, or any law or any order, decree, rule or regulation of any court or governmental agency having jurisdiction over such Trendwest Entity or its properties, a breach or violation of which, or default under which, would have a Material Adverse Effect on such Trendwest Entity.

                        (vii) The Issuer is not, and the activities of the Issuer pursuant to the Indenture will not cause the Issuer to be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

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

                       (viii) Assuming the Initial Purchaser's representations herein are true and accurate, it is not necessary in connection with the offer, sale and delivery of the Notes in the manner contemplated by this Agreement and the Memorandum to register the Notes under the Securities Act.

                         (ix) The Notes satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

                          (x) At the time of execution and delivery of the Receivables Purchase Agreement, each Seller owned the related Contracts and Receivables free and clear of all liens, encumbrances, adverse claims or security interests ("Liens") and each Seller had the power and authority to transfer such Contracts and Receivables to the Issuer and upon execution and delivery of the Receivables Purchase Agreement, the Issuer will have acquired each Seller's right, title and interest in and to such Contracts and Receivables free and clear of all Liens.

                         (xi) Upon the execution and delivery of the Receivables Purchase Agreement, the Issuer will have the power and authority to pledge the Contracts and Receivables to the Trustee on behalf of the Noteholders.

                        (xii) Each of the representations and warranties of each Trendwest Entity set forth in each of the Agreements to which it is a party is true and correct in all material respects.

                       (xiii) Any taxes, fees and other governmental charges in connection with the execution and delivery of the Agreements or the execution, delivery and sale of the Notes have been or will be paid prior to the Closing Date.

                           Section  5. Sale of Notes to the  Initial  Purchaser.
         (a) The sale of the Notes to the Initial Purchaser will be made without registration of the Notes under the Securities Act, in reliance upon the exemption therefrom provided by Section 4(2) of the Securities Act.


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

                           (b) The Initial Purchaser hereby represents, as of the Closing Date, and warrants to, and agrees with the Issuer that:

                                    (i) The  Initial  Purchaser  is a QIB within
                  the meaning of Rule 144A under the Securities Act.

                                    (ii)   The   Initial   Purchaser   (i)  will
                  initially make offers and sales ("Exempt Resales") of the Notes purchased hereunder, solely to Persons whom it reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Securities Act ("QIBs" or "Exempt Purchasers") and (ii) is aware that the sales to QIBs are being made in reliance on Rule 144A.

                                    (iii) The Initial Purchaser is not acquiring
                  the Notes with a view to any distribution thereof that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction.

                                    (iv)  No  form of  general  solicitation  or
                  general advertising (as those terms are used in Regulation D under the Securities Act) has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Notes within the United States (as those terms are used in Regulation D under the Securities Act).

                                    (v) The Initial  Purchaser  agrees that,  in
                  connection with the Exempt Resales, it will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, Persons it reasonably believes to be Exempt Purchasers. The Initial Purchaser further agrees that it will sell the Notes only to Persons who have delivered an investment letter substantially in the form of Exhibit A to the Indenture.

                                    (vi) The Initial  Purchaser also understands
                  that the Issuer, counsel to the Issuer and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

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

                                    (vii)  One of the  following  statements  is
                  true and correct: (i) the Initial Purchaser is not an "employee benefit plan" within the meaning of Section 3(3) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Code (a "Plan") and it is not directly or indirectly acquiring the Notes on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (ii) the proposed acquisition or transfer will qualify for a statutory or administrative prohibited transaction exemption under ERISA or Section 4975(c)(1) of the Code for which a statutory or administrative exception is available.

                                    (viii) The Initial Purchaser agrees to treat
                  the Notes for purposes of federal, state and local income or franchise taxes (and any other tax imposed on or measured by income) as indebtedness for such tax purposes.

                                    (ix) No placement agent,  broker,  finder or
                  investment banker has been employed by or has acted for the Issuer or the Initial Purchaser in connection with the transactions contemplated by this Agreement.

         Section 6. Certain Covenants of each Trendwest Entity. Each Trendwest Entity covenants and agrees with the Initial Purchaser as follows:

                            (a) If, at any time prior to the 90th day following the Closing Date, any event involving a Trendwest Entity shall occur as a result of which the Memorandum (as then amended or supplemented) would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Trendwest Entity will, at the sole cost of such Trendwest Entity, promptly notify the Initial Purchaser and prepare and furnish to the Initial Purchaser an amendment or supplement to the Memorandum that will correct such statement or omission.


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

                            (b) During the period referred to in Section 6(a), the Issuer will furnish to the Initial Purchaser, without charge, copies of the Memorandum (including all exhibits and documents incorporated by reference therein), the Agreements, and all amendments or supplements to such documents, in each case as soon as reasonably available and in such quantities as the Initial Purchaser may reasonably request.

                            (c) While any Notes remain outstanding, unless such Class has been registered, the Issuer will make available, upon request, to the Initial Purchaser, any holder and any prospective purchaser of such Notes, the information concerning the Issuer and the Trust specified in Rule 144A(d)(4) under the Securities Act.

                  Section 7. Conditions of the Initial Purchaser's Obligations. The obligations of the Initial Purchaser to purchase the Notes on the Closing Date will be subject to the accuracy of the representations and warranties of the Trendwest Entities herein, to the performance by each Trendwest Entity of its obligations hereunder and to the following additional conditions precedent:

                            (a) The Notes shall have been duly authorized, executed, authenticated, delivered and issued, and each of the Agreements shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect, and all conditions precedent contained in the Agreements shall have been satisfied.

                            (b) The Initial Purchaser shall receive a certificate, dated the Closing Date, of the President and Chief Financial Officer or a Senior Vice President of the Issuer, and a certificate, also dated the Closing Date, from a comparable officer of TWRI, in each case to the effect that such officer has carefully examined each of the Agreements and the Memorandum and that, to the best of such officer's knowledge (i) since the date information is given in the Memorandum, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, results of operations, business affairs or business prospects of such Trendwest Entity, as the case may be whether or not arising in the ordinary course of

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

                           business, or the ability of such Trendwest Entity to perform its obligations hereunder or under the other Agreements to which each is a party, (ii) the representations and warranties of such Trendwest Entity set forth herein and in the other Agreements to which each is a party are true and correct in all material respects as of the Closing Date, as though such representations and warranties had been made on and as of such date, (iii) each Trendwest Entity has complied with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder and under the other Agreements to which each is a party, on or prior to the Closing Date, and (iv) nothing has come to the attention of such officer that would lead such officer to believe that the Memorandum, and any amendment thereof or supplement thereto, as of its date and as of the Closing Date, or any Additional Offering Document contains, as of its date and as of the Closing Date, an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Initial Purchaser shall receive from each Trendwest Entity, such certificates as may be required to be delivered pursuant to the Agreements.

                            (c) The (i) Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes shall each have been rated no less than "AAA" by each of Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("DCR"), (ii) the Class B Notes shall have been rated no less than "AA" by each of Fitch and DCR, (iii) the Class C Notes shall have been rated no less than "A" by each of Fitch and DCR, (iv) the Class D Notes shall have been rated no less than "BBB" by Fitch, and (v) none of such ratings shall have been rescinded, and no public announcement shall have been made by the respective rating agencies that the rating of the any Class of Notes has been placed under review.

                            (d) The Initial Purchaser shall have received an opinion, dated the Closing Date, of Charles A. Bott, in-house counsel to each Trendwest Entity, with respect to such matters as the Initial Purchaser may reasonably require.

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

                            (e) On the date of the Memorandum, Deloitte & Touche LLP shall have furnished to the Initial Purchaser an "agreed upon procedures" letter, dated the date of delivery thereof, in form and substance reasonably satisfactory to the Initial Purchaser, with respect to certain financial and statistical information contained in the Memorandum.

                            (f) The Initial Purchaser shall have received an opinion, dated the Closing Date, of Timothy J. Carlin, in-house counsel to the Trustee and Hunton & Williams, outside counsel to the Trustee, with respect to such matters as the Initial Purchaser may reasonably require and in form and substance satisfactory to the Initial Purchaser.

                            (g) The Initial Purchaser shall have received opinions of Chapman and Cutler, counsel to each Trendwest Entity, with respect to certain matters, including non-consolidation, true-sale, security interest, corporate authority, enforceability, securities law and tax matters, and in form and substance reasonably satisfactory to the Initial Purchaser.

                            (h) The Initial Purchaser shall have received an opinion of in-house counsel of Interval International, Inc., the parent of Sage Systems, Inc., with respect to such matters as the Initial Purchaser may require.

                            (i) The Initial Purchaser shall have received from the Trustee a certificate signed by one or more duly authorized officers of the Trustee, dated the Closing Date, in customary form.

                            (j) Each Trendwest Entity shall have furnished to the Initial Purchaser and its counsel such further information, certificates and documents as the Initial Purchaser and its counsel may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser and its counsel.

         If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and

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

certificates mentioned above shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser, this Agreement and all of the Initial Purchaser's obligations hereunder may be canceled by the Initial Purchaser at or prior to delivery of and payment for the Notes. Notice of such cancellation shall be given to the Issuer in writing, or by telephone or telegraph confirmed in writing.

                  Section 8. Termination. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchaser, by notice given to the Issuer prior to delivery of and payment for the Notes, if prior to such time (i) trading in securities generally in the New York Stock Exchange shall have been suspended or materially limited or any setting of minimum prices for trading on such exchange has occurred, (ii) there has been, since the respective dates as of which information is given in the Memorandum, any material adverse change in the condition, financial or otherwise, or in the properties or the earnings, business affairs or business prospects of the Trendwest Entities, considered as one enterprise, whether or not arising in the ordinary course of business; (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (iv) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crises the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Initial Purchaser, impracticable or inadvisable to market the Notes on the terms and in the manner contemplated by the Memorandum as amended or supplemented.

                  Section 9. Indemnification and Contribution. (a) Each of Trendwest and the Issuer, jointly and severally, agrees to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Initial Purchaser or such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (1) any untrue statement or alleged untrue statement made by a Trendwest Entity in Section 4 of this Agreement, (2) any untrue statement or alleged untrue statement

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

of any material fact contained in (A) the Memorandum or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by a Trendwest Entity or based upon written information furnished by or on behalf of a Trendwest Entity filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with any securities association or securities exchange (each an "Application"), (3) the omission or alleged omission to state in the Memorandum or any amendment or supplement thereto, or any Application a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, or (4) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials prepared by a Trendwest Entity and used in connection with the marketing of the Notes, including without limitation, slides, videos, films or tape recordings, and will reimburse, as incurred, the Initial Purchaser and each such controlling person for any legal or other expenses reasonably incurred by the Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that no Trendwest Entity will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Issuer by the Initial Purchaser or through the Initial Purchaser specifically for use therein. This agreement to indemnify will be in addition to any liability which a Trendwest Entity may otherwise have. No Trendwest Entity will, without the prior written consent of the Initial Purchaser, settle or compromise or consent to the entry of any judgment any pending or threatened claim, action, suit or in proceeding in respect of which indemnification may be sought hereunder (whether or not the Initial Purchaser or any person who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release the Initial Purchaser and each such controlling persons from all liability arising out of such claim, action, suit or proceeding.

                   (b) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph (a) of this Section 9, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

                  (c) In circumstances in which the agreement to indemnify provided for in the preceding paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying parties collectively on the one hand and the indemnified party on the other from the offering of the Notes, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying parties collectively on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trendwest Entities, collectively, on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Issuer bear to the total purchase discounts and commissions received by the Initial Purchaser in connection with the purchase of the Securities. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trendwest Entities on the one hand or the Initial Purchaser on the other, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Trendwest Entities and the Initial Purchaser agree that it would not be equitable if the amount of such contribution  were  determined  by pro rata or per capita  allocation  or by any other
method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the Purchase Price, less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of a Trendwest Entity and each person, if any, who controls such Trendwest Entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as such Trendwest Entity, as the case may be.

                  Section 10. Severability Clause. Any part, provision, representation, or warranty of this Agreement which is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                  Section 11. Notices. All communications hereunder will be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, and effective only upon receipt, and if sent to the Initial Purchaser, will be delivered to Prudential Securities Incorporated, One New York Plaza, New York, New York, 10292, Attention: General Counsel (with a copy to the Asset Finance Group), or if sent to a Trendwest Entity will be delivered to such Trendwest Entity, c/o Trendwest Resorts, Inc., 9805 Willows Road, Redmond, Washington 98052, Attention: General Counsel.

                    Section 12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of each Trendwest Entity and the officers of such Trendwest Entity, and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchaser, a Trendwest Entity or any of the controlling persons referred to in
Section 9, and will survive delivery of and payment for the Notes.

                  Section 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and Note Owners as defined in the Indenture and their respective successors and the officers, directors and controlling persons referred to in Section 9 and their respective successors and assigns, and, except as specifically set forth herein, no other person will have any right or obligation hereunder.

                   Section 14. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS.

                  Section 15. Counterparts, Etc. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof between the Initial Purchaser and the Trendwest Entities. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

                  Section 16. No Petition. During the term of this Agreement and for one year and one day after the termination hereof, none of the parties hereto or any affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against TWHI, TWHII, TRIFI and TRIFII or the Issuer.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trendwest Entities and the Initial Purchaser.

                                 Very truly yours,

                                 TRI FUNDING III, INC.

                                 By:      _________________________________
                           Name:
                          Title:

                  TRENDWEST RESORTS, INC.

                                 By:      _________________________________
                           Name:
                          Title:

                                 TW HOLDINGS, INC.

                                 By:      _________________________________
                           Name:
                          Title:

                                 TW HOLDINGS II, INC.

                                 By:      _________________________________
                           Name:
                          Title:

                                 TRI FUNDING II, INC.

                                 By:      _________________________________
                           Name:
                          Title:

                                  TRI FUNDING COMPANY I, L.L.C.

                                  By:      TRENDWEST FUNDING I, INC.

                                      By:      ___________________________

                                               Name:
                                               Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PRUDENTIAL SECURITIES INCORPORATED

By:      _______________________________
         Name:  Andrew Yuder
         Title:

                                  Exhibit A

                          Class          Purchase Price (%)

                           A-1               99.375000%

                           A-2               99.375000%

                           A-3               99.375000%

                            B                97.922975%

                            C                98.778720%

                            D                99.375000%